EXHIBIT 32
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
      In connection with the Annual Report on Form 10-K of Digital River, Inc. (the “Company”) for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Joel A. Ronning, Chief Executive Officer and Thomas M. Donnelly, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel A. Ronning

Joel A. Ronning
Chief Executive Officer

/s/ Thomas M. Donnelly

Thomas M. Donnelly
Chief Financial Officer
Date: March 14, 2006
      A signed original of this written statement required by Section 906 has been provided to Digital River, Inc. and will be retained by Digital River, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.